Security Information








Security Purchased


Cusip
768573107


Issuer
RIVERBED TECHNOLOGY INC


Underwriters
Goldman Sachs, Citigroup, DBSI, Thomas Weisel
Partners, CE Unterberg Towbin, JMP Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
RVBD US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/20/2006


Total dollar amount of offering sold to QIBs
 $                                                   85,800,000


Total dollar amount of any concurrent public offering
 $
-


Total
 $                                                   85,800,000


Public offering price
 $                                                             9.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.68


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Technology Fund
Chicago
24,800
 $                   241,800
0.28%



DWS Technology VIP
Chicago
4,100
 $                     39,975
0.05%



New York Funds







DWS Micro Cap Fund
New York
                          2,000
 $                     19,500
0.02%



DWS Small Cap Growth Fund
New York
11,400
 $                   111,150
0.13%



DWS Small Cap Growth VIP
New York
5,600
 $                     54,600
0.06%



Total

47,900
 $                   467,025
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.















Security Information








Security Purchased


Cusip
57636Q104


Issuer
MASTERCARD INC


Underwriters
Citigroup, Goldman Sachs, HSBC, JP Morgan,
Bear Stearns, DBSI, Harris Nesbitt, Keybanc,
Santander Investment Securities, SG Cowen


Years of continuous operation, including predecessors
> 3 years


Ticker
MA US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/24/2006


Total dollar amount of offering sold to QIBs
 $                                               2,399,320,000


Total dollar amount of any concurrent public offering
 $
 -


Total
 $                                               2,399,320,000


Public offering price
 $                                                           39.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.81


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
10,100
 $                   393,900
0.02%



New York Funds







DWS Equity Partners Fund
New York
50,900
 $                 1,985,100
0.08%



DWS Mid Cap Growth Fund
New York
213,600
 $                 8,330,400
0.35%



DWS Value Builder Fund
New York
46,000
 $                 1,794,000
0.07%



Total

320,600
 $               12,503,400
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






















Security Information








Security Purchased


Cusip
87157B103


Issuer
SYNCHRONOSS TECHNOLOGIES INC


Underwriters
Goldman Sachs, DBSI, Thomas Weisel Partners


Years of continuous operation, including predecessors
> 3 years


Ticker
SNCR US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2006


Total dollar amount of offering sold to QIBs
 $                                                   56,530,000


Total dollar amount of any concurrent public offering
 $
-


Total
 $                                                   56,530,000


Public offering price
 $                                                             8.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.56


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Micro Cap Fund
New York
175,000
 $                 1,400,000
2.48%



Total

175,000
 $                 1,400,000
2.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






















Security Information








Security Purchased


Cusip
552078AW7


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley, BNY
Capital Markets, DBSI, HVB Capital Markets,
Natexis Bleichroeder, Scotia Capital, Societe
Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8% 9.15.2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
875,000,000


Total amount of any concurrent public offering
0


Total
875,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.00%


Benchmark vs Spread (basis points)
322 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,120,000
 $                 1,120,000
0.13%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%



DWS High Income VIP
Chicago
195,000
 $                   195,000
0.02%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
80,000
 $                     80,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
25,000
 $                     25,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
220,000
 $                   220,000
0.03%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

2,000,000
 $                 2,000,000
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
552078AX5


Issuer
LYONDELL CHEMICAL CO


Underwriters
BoA, Citigroup, JP Morgan, Morgan Stanley, BNY
Capital Markets, DBSI, HVB Capital Markets,
Natexis Bleichroeder, Scotia Capital, Societe
Generale, UBS, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
LYO 8.25% 9.15.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.44%


Rating
B1/B+


Current yield
8.25%


Benchmark vs Spread (basis points)
347 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.02%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,685,000
 $                 1,685,000
0.19%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.03%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
330,000
 $                   330,000
0.04%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%



Total

3,000,000
 $                 3,000,000
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
63543VAF0


Issuer
NATIONAL COLLEGIATE STUDENT LOAN TRUST


Underwriters
DBSI, CSFB, Goldman Sachs, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
NCSLT 2006-2 AI0 7.1% 1/25/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CFSB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/28/2006


Total amount of offering sold to QIBs
1,843,390,000


Total amount of any concurrent public offering
0


Total
1,843,390,000


Public offering price
 $
33.30


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.17%


Rating
Aaa/AAA


Current yield
7.26%


Benchmark vs Spread (basis points)
50 bp










Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Duration Plus Fund
New York
18,740,000
 $                        6,240,120
1.02%



DWS Short Term Bond Fund
New York
31,146,000
 $                      10,371,120
1.69%



Total

49,886,000
 $                      16,611,240
2.71%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
045054AA1


Issuer
ASHTEAD CAPITAL INC


Underwriters
Citigroup, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AHTLN 9% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B


Current yield
9.00%


Benchmark vs Spread (basis points)
401 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   215,000
0.04%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,765,000
 $                 2,765,000
0.50%



DWS High Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.09%



DWS Multi Market Income Trust
Chicago
160,000
 $                   160,000
0.03%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.03%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%



DWS High Income Plus Fund
New York
515,000
 $                   515,000
0.09%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%



Total

4,845,000
4,845,000
0.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
002824AR1


Issuer
ABBOTT LABORATORIES


Underwriters
ABN Amro, BoA, JP Morgan, Morgan Stanely,
Banca Caboto, BNP Paribas, Citigroup, DBSI,
Goldman Sachs, Harris Nesbitt, Mitsubishi
Securities, SG Americas, Standard Chartered Bank,
Wachovia, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
ABT 5.325% 5/15/2009


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/9/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $
99.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.15%


Rating
A1/AA


Current yield
5.39%


Benchmark vs Spread (basis points)
48 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Short Term Bond Fund
New York
1,805,000
 $                 1,800,488
0.36%



DWS Short Duration Plus Fund
New York
1,804,000
 $                 1,799,490
0.36%



Total

3,609,000
 $                 3,599,978
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
053773AA5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa Securities,
Goldman Sachs, Mitsubishi Securities, RBS
Greenwich, Scotia Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.625% 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $
 100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
268 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $                 1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $                 2,920,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa Securities,
Goldman Sachs, Mitsubishi Securities, RBS
Greenwich, Scotia Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $                 1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $                 2,920,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
281023AP6


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, CSFB, Goldman Sachs, JP Morgan,
Merrill Lynch, DBSI, Lehman Brothers, RBS
Greenwich Capital, UBS, Wedbush Morgan
Securities


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
B1/B+


Current yield
7.75%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
165,000
 $                   165,000
0.03%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
2,255,000
 $                 2,255,000
0.45%



DWS High Income Trust
Chicago
260,000
 $                   260,000
0.05%



DWS High Income VIP
Chicago
400,000
 $                   400,000
0.08%



DWS Multi Market Income Trust
Chicago
130,000
 $                   130,000
0.03%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%



New York Funds







DWS Bond VIP
New York
88,000
 $                     88,000
0.02%



DWS Core Plus Income Fund
New York
352,000
 $                   352,000
0.07%



DWS High Income Plus Fund
New York
405,000
 $                   405,000
0.08%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

4,295,000
 $                 4,295,000
0.86%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
45820EAV4


Issuer
INTELSAT BERMUDA


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers, Merrill
Lynch, Bear Stearns, BNP Paribas, Goldman
Sachs, JP Morgan, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 11.25% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
1,330,000,000


Total amount of any concurrent public offering
0


Total
1,330,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B


Current yield
11.25%


Benchmark vs Spread (basis points)
612 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
505,000
 $                   505,000
0.04%



DWS Balanced VIP
Chicago
170,000
 $                   170,000
0.01%



DWS High Income Fund
Chicago
6,755,000
 $                 6,755,000
0.51%



DWS High Income Trust
Chicago
775,000
 $                   775,000
0.06%



DWS High Income VIP
Chicago
1,105,000
 $                 1,105,000
0.08%



DWS Multi Market Income Trust
Chicago
395,000
 $                   395,000
0.03%



DWS Strategic Income Fund
Chicago
355,000
 $                   355,000
0.03%



DWS Strategic Income Trust
Chicago
95,000
 $                     95,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS Bond VIP
New York
15,000
 $                     15,000
0.00%



DWS Core Plus Income Fund
New York
45,000
 $                     45,000
0.00%



DWS High Income Plus Fund
New York
1,245,000
 $                 1,245,000
0.09%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

11,645,000
 $               11,645,000
0.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
63543MAE3


Issuer
NATIONAL COLLEGIATE STUDENT LOAN TRUST


Underwriters
CSFB, DBSI, JP Morgan, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
NCSLT 2006-2 AI0 6% 8/25/2011


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
CFSB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/8/2006


Total amount of offering sold to QIBs
673,000,000


Total amount of any concurrent public offering
0


Total
673,000,000


Public offering price
 $
101.99


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.17%


Rating
Aaa/AAA


Current yield
5.16%


Benchmark vs Spread (basis points)
50 bp










Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Short Duration Plus Fund
New York
10,200,000
 $                      10,402,980
1.52%



DWS Short Term Bond Fund
New York
6,900,000
 $                        7,037,310
1.03%



Total

17,100,000
 $                      17,440,290
2.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
656569AE0


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.125% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.13%


Benchmark vs Spread (basis points)
492 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
430,000
 $                   430,000
0.08%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%



DWS High Income Fund
Chicago
5,620,000
 $                 5,620,000
1.02%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.12%



DWS High Income VIP
Chicago
925,000
 $                   925,000
0.17%



DWS Multi Market Income Trust
Chicago
315,000
 $                   315,000
0.06%



DWS Strategic Income Fund
Chicago
320,000
 $                   320,000
0.06%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
35,000
 $                     35,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $                 1,030,000
0.19%



DWS Short Duration Plus Fund
New York
55,000
 $                     55,000
0.01%



Total

9,700,000
 $                 9,700,000
1.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
656569AB6


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.75% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.75%


Benchmark vs Spread (basis points)
553 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.07%



DWS Balanced VIP
Chicago
110,000
 $                   110,000
0.02%



DWS High Income Fund
Chicago
4,215,000
 $                 4,215,000
0.94%



DWS High Income Trust
Chicago
485,000
 $                   485,000
0.11%



DWS High Income VIP
Chicago
695,000
 $                   695,000
0.15%



DWS Multi Market Income Trust
Chicago
235,000
 $                   235,000
0.05%



DWS Strategic Income Fund
Chicago
240,000
 $                   240,000
0.05%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%



DWS High Income Plus Fund
New York
770,000
 $                   770,000
0.17%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%



Total

7,275,000
 $                 7,275,000
1.62%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
656569AH3


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT FRN 7/15/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $
 100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
9.73%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
860,000
 $                   860,000
0.09%



DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.03%



DWS High Income Fund
Chicago
11,230,000
 $               11,230,000
1.12%



DWS High Income Trust
Chicago
1,285,000
 $                 1,285,000
0.13%



DWS High Income VIP
Chicago
1,790,000
 $                 1,790,000
0.18%



DWS Multi Market Income Trust
Chicago
635,000
 $                   635,000
0.06%



DWS Strategic Income Fund
Chicago
660,000
 $                   660,000
0.07%



DWS Strategic Income Trust
Chicago
150,000
 $                   150,000
0.02%



DWS Strategic Income VIP
Chicago
200,000
 $                   200,000
0.02%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%



DWS High Income Plus Fund
New York
2,080,000
 $                 2,080,000
0.21%



DWS Short Duration Plus Fund
New York
120,000
 $                   120,000
0.01%



Total

19,400,000
 $               19,400,000
1.94%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
697933AT6


Issuer
PANAMSAT CORP


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers, Merrill
Lynch, Bear Stearns, BNP Paribas, Goldman
Sachs, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 9% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
575,000,000


Total amount of any concurrent public offering
0


Total
575,000,000


Public offering price
 $
 100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
9.00%


Benchmark vs Spread (basis points)
387 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
425,000
 $                   425,000
0.07%



DWS Balanced VIP
Chicago
140,000
 $                   140,000
0.02%



DWS High Income Fund
Chicago
5,640,000
 $                 5,640,000
0.98%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.11%



DWS High Income VIP
Chicago
950,000
 $                   950,000
0.17%



DWS Multi Market Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS Strategic Income Fund
Chicago
290,000
 $                   290,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
85,000
 $                     85,000
0.01%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
40,000
 $                     40,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $                 1,030,000
0.18%



DWS Short Duration Plus Fund
New York
50,000
 $                     50,000
0.01%



Total

9,705,000
 $                 9,705,000
1.69%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.